SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported) June 4, 1998.
                                                                -------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


             North Carolina                333-31441            56-1886793
             -------------------------------------------------------------
          (State or other jurisdiction  (Commission           (IRS Employer
           of incorporation)            File Number)       Identification No.)

               7800 McCloud Road, Greensboro, North Carolina 27407
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (336) 664-2400
                                                           --------------

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

               On June 4, 1998, the Registrant caused the issuance and sale of $300,000,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1998-B (the "Certificates") pursuant to the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (November 1995 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:


                                         INITIAL
                                       CERTIFICATE
                                        PRINCIPAL           PASS THROUGH
                   DESIGNATION           BALANCE                RATE
                   -----------           -------                ----

                  Class A-1            $62,900,000              (1)
                  Class A-2            $57,600,000             6.150%
                  Class A-3            $33,700,000             6.200%
                  Class A-4            $18,700,000             6.350%
                  Class A-5            $64,850,000               (2)
                  Class M-1            $23,250,000               (3)
                  Class M-2            $12,750,000               (4)
                   Class B-1           $11,250,000               (5)
                  Class B-2            $15,000,000               (6)
                   Class X             (7)                       (7)
                  Class R              (8)                       (8)



      (1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus 0.04%, or the Weighted Average Net Asset Rate.

      (2)  The  Pass-Through   Rate  on  the  Class  A-5  Certificates  for  any
      Distribution Date shall be equal to the lesser of (i) 6.675% per annum and
      (ii) the Weighted Average Net Asset Rate.

      (3)  The  Pass-Through   Rate  on  the  Class  M-1  Certificates  for  any
      Distribution Date shall be equal to the lesser of (i) 6.800% per annum and
      (ii) the Weighted Average Net Asset Rate.

      (4)  The  Pass-Through   Rate  on  the  Class  M-2  Certificates  for  any
      Distribution Date shall be equal to the lesser of (i) 7.025% per annum and
      (ii) the Weighted Average Net Asset Rate.

      (5)  The  Pass-Through   Rate  on  the  Class  B-1  Certificates  for  any
      Distribution Date shall be equal to the lesser of (i) 7.450% per annum and
      (ii) the Weighted Average Net Asset Rate.

      (6)  The  Pass-Through   Rate  on  the  Class  B-2  Certificates  for  any
      Distribution Date shall be equal to the lesser of (i) 7.750% per annum and
      (ii) the Weighted Average Net Asset Rate.

      (7) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate.

      (8) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate.

           The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1998-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of May 1, 1998, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

           The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are senior to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

           The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Prudential Securities Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of May 28, 1998, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

           Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

           The description of the Assets transferred to the Trustee pursuant to the Pooling and Servicing Agreement begins on the next page.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Closing Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                                   AGGREGATE            PERCENTAGE OF
                                NUMBER OF          SCHEDULED              ASSET POOL
GEOGRAPHIC LOCATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------              ------        -----------------            ------
Alabama....................         306       $   10,042,937                 3.35%
Alaska.....................           2              160,622                 0.05
Arizona....................         256           11,519,454                 3.84
Arkansas...................         150            5,124,618                 1.71
California.................          26            1,482,679                 0.49
Colorado...................          76            3,472,514                 1.16
Delaware...................          59            1,815,323                 0.61
Florida....................         205            8,296,585                 2.77
Georgia....................         256            9,592,191                 3.20
Idaho......................          38            1,830,411                 0.61
Illinois...................          15              453,365                 0.15
Indiana....................          11              292,372                 0.10
Iowa.......................           1               49,095                 0.02
Kansas.....................          68            2,543,666                 0.85
Kentucky...................         231            7,762,938                 2.59
Louisiana..................         217            8,087,355                 2.70
Maryland...................          35            1,231,843                 0.41
Massachusetts..............           2               70,982                 0.02
Michigan...................           2               80,051                 0.03
Mississippi................         290            9,849,470                 3.28
Missouri...................         149            5,183,896                 1.73
Nevada.....................          11              588,626                 0.20
New Jersey.................           3               90,471                 0.03
New Mexico.................         220            8,074,589                 2.69
New York...................           5              197,630                 0.07
North Carolina.............       1,959           68,154,509                22.72
Ohio.......................          47            1,532,010                 0.51
Oklahoma...................         105            3,613,378                 1.20
Oregon.....................          55            3,372,704                 1.12
Pennsylvania...............           3              130,868                 0.04
South Carolina.............         648           22,990,722                 7.66
Tennessee..................         412           14,193,763                 4.73
Texas......................       1,632           60,561,141                20.19
Utah.......................          30            1,466,102                 0.49
Virginia...................         469           15,610,604                 5.20
Washington.................          79            5,078,666                 1.69
Washington DC..............           1               24,363                 0.01
West Virginia..............         170            5,281,099                 1.76
Wyoming....................           2               93,510                 0.03
                                 --------             ------                 ----
   Total...................       8,246         $299,997,122               100.00%
                                  =====         ============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-Off Date.

                        YEAR OF ORIGINATION OF ASSETS (1)

                                                  AGGREGATE             PERCENTAGE OF
                                NUMBER OF         SCHEDULED              ASSET POOL
YEAR OF ORIGINATION              ASSETS        PRINCIPAL BALANCE            BY SPB
-------------------              ------        -----------------            ------

    1995.....................         1       $      20,717                  0.01%
    1996.....................         4             126,882                  0.04
    1997.....................        78           3,491,528                  1.16
    1998.....................     8,163         296,357,995                 98.79
                                  -----       -------------               -------
         Total...............     8,246        $299,997,122                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Assets was approximately 1 month as of the Cut-Off Date.

                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                                    AGGREGATE             PERCENTAGE OF
ORIGINAL  ASSET                   NUMBER OF         SCHEDULED              ASSET POOL
AMOUNT                             ASSETS        PRINCIPAL BALANCE            BY SPB
------                             ------        -----------------            ------

$   4,999 or less..............        29        $    111,088                  0.04%
$   5,000 - $   9,999..........       201           1,535,900                  0.51
$  10,000 - $  14,999..........       329           4,076,893                  1.36
$  15,000 - $  19,999..........       445           7,862,418                  2.62
$  20,000 - $  24,999..........       854          19,407,124                  6.47
$  25,000 - $  29,999..........     1,312          36,095,931                 12.03
$  30,000 - $  34,999..........     1,586          51,389,989                 17.13
$  35,000 - $  39,999..........       891          33,072,305                 11.02
$  40,000 - $  44,999..........       432          18,287,150                  6.10
$  45,000 - $  49,999..........       487          23,166,798                  7.72
$  50,000 - $  54,999..........       479          25,099,130                  8.37
$  55,000 - $  59,999..........       436          25,030,926                  8.34
$  60,000 - $  64,999..........       311          19,371,441                  6.46
$  65,000 - $  69,999..........       163          10,955,420                  3.65
$  70,000 - $  74,999..........       101           7,307,552                  2.44
$  75,000 - $  79,999..........        54           4,174,348                  1.39
$  80,000 - $  84,999..........        42           3,441,099                  1.15
$  85,000 - $  89,999..........        22           1,930,279                  0.64
$  90,000 - $  94,999..........        18           1,662,713                  0.55
$  95,000 - $  99,999..........        16           1,551,133                  0.52
$100,000 or more...............        38           4,467,486                  1.49
                                  -------     ---------------              --------
     Total.....................     8,246        $299,997,122                100.00%
                                    =====        ============                ======

(1) The highest original Asset amount was $214,857, which represents 0.07% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $36,453 as of the Cut-off Date.

                                 ASSET RATES (1)

                                                     AGGREGATE             PERCENTAGE OF
                                 NUMBER OF           SCHEDULED              ASSET POOL
 ASSET RATE                        ASSETS        PRINCIPAL BALANCE             BY SPB
 ----------                        ------        -----------------             ------
  7.000% -  7.999%..........          57          $  3,550,309                  1.18%
  8.000% -  8.999%..........       1,430            71,702,290                 23.90
  9.000% -  9.999%..........         848            39,644,526                 13.21
 10.000% - 10.999%..........         539            25,911,422                  8.64
 11.000% - 11.999%..........         490            19,192,910                  6.40
 12.000% - 12.999%..........       2,993            85,278,603                 28.43
 13.000% - 13.999%..........       1,888            54,710,417                 18.24
 14.000% - 14.999%..........           1                 6,645                  0.00
                                   -----         -------------                ------
      Total.................       8,246          $299,997,122                100.00%
                                   =====          ============                ======

(1) The weighted average Asset Rate was approximately 11.03% as ofthe Cut-Off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-Off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.

              REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)

                                                     AGGREGATE             PERCENTAGE OF
 REMAINING TERM                  NUMBER OF           SCHEDULED              ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE             BY SPB
 -----------                       ------        -----------------             ------
   1 -  60 months...........         293          $  2,567,373                  0.86%
  61 -  96 months...........         279             3,833,799                  1.28
  97 - 120 months...........         271             5,167,797                  1.72
 121 - 156 months...........         401             8,404,787                  2.80
 157 - 180 months...........       2,425            71,373,131                 23.79
 181 - 216 months...........          84             2,536,128                  0.85
 217 - 240 months...........       1,878            67,579,789                 22.53
 241 - 300 months...........       1,301            57,442,832                 19.15
 301 - 360 months...........       1,314            81,091,486                 27.03
                                   -----        --------------               -------
   Total....................       8,246          $299,997,122                100.00%
                                   =====          ============                ======

(1) The  weighted  average   remaining  term  to  maturity  of  the  Assets  was
    approximately 260 months as ofthe Cut-Off Date.

              ORIGINAL TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)

                                                     AGGREGATE             PERCENTAGE OF
 ORIGINAL TERM                   NUMBER OF           SCHEDULED              ASSET POOL
 TO MATURITY                       ASSETS        PRINCIPAL BALANCE             BY SPB
 -----------                       ------        -----------------             ------
   1 -  60 months...........         292          $  2,554,590                  0.85%
  61 -  96 months...........         279             3,825,864                  1.28
  97 - 120 months...........         271             5,171,800                  1.72
 121 - 156 months...........         401             8,391,747                  2.80
 157 - 180 months...........       2,426            71,402,885                 23.80
 181 - 216 months...........          82             2,477,358                  0.83
 217 - 240 months...........       1,880            67,638,560                 22.55
 241 - 300 months...........       1,301            57,442,832                 19.15
 301 - 360 months...........       1,314            81,091,486                 27.03
                                   -----        --------------               -------
   Total....................       8,246          $299,997,122                100.00%
                                   =====          ============                ======

(1) The weighted average original term to maturity of the Initial Assets was approximately 261 months as of the Cut-Off Date.

                             DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)

                                                     AGGREGATE           PERCENTAGE OF
                                   NUMBER OF         SCHEDULED            ASSET POOL
LOAN-TO VALUE RATIO(2)               ASSETS      PRINCIPAL BALANCE           BY SPB
----------------------               ------      -----------------           ------
 50%  or  less................           52         $  1,382,109                0.46%
 51%  -  55%..................           25              579,610                0.19
 56%  -  60%..................           30              919,372                0.31
 61%  -  65%..................           43            1,348,877                0.45
 66%  -  70%..................           97            3,135,312                1.05
 71%  -  75%..................          123            4,175,147                1.39
 76%  -  80%..................          286            9,243,478                3.08
 81%  -  85%..................          704           21,889,481                7.30
 86%  -  90%..................        1,490           49,847,528               16.62
 91%  -  95%..................        3,849          147,318,679               49.11
 96%  - 100%..................        1,540           59,883,731               19.96
101%  - 105%..................            7              273,797                0.09
                                   --------      ---------------            --------
     Total...................         8,246         $299,997,122              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 91.46% as of the Cut-Off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:

      Exhibits
      --------

              1.1 Terms Agreement, dated May 28, 1998, among the Registrant, Oakwood Acceptance Corporation and Credit Suisse First Boston Corporation and Prudential Securities Incorporated, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

              4.1 Copy of the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee (related exhibits available upon request of the Trustee)

              99.1 Copy of the Limited Guarantee, dated as of May 1, 1998 by Oakwood Homes Corporation for the benefit of PNC Bank, National Association, as Trustee.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      June 4, 1998                         OAKWOOD MORTGAGE INVESTORS,
                                           INC.



                                           By: /s/ Douglas R. Muir
                                               -----------------------

                                           Name:  Douglas R. Muir

                                           Title: Vice President



                                INDEX TO EXHIBITS



                                                                                                                    Page
      1.1      Terms Agreement, dated May 28, 1998, among the Registrant,
               Oakwood Acceptance Corporation and Credit Suisse First Boston
               Corporation and First Chicago Capital Markets, Inc., as
               Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant).......................................................

      4.1      Copy of the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Registrant, Oakwood
               Acceptance Corporation, as Servicer, and PNC Bank, National
               Association (related exhibits available upon request of the Trustee) ....................................

      99.1    Copy of the Limited Guarantee, dated as of May 1, 1998 by Oakwood
              Homes Corporation for the benefit of PNC Bank, National
              Association, as Trustee...................................................................................
